Pricing Supplement No. 17 Dated September 19, 1997
(To Prospectus dated December 6, 1996  Files No. 33-63823
  and File No. 333-15401)
Filed Pursuant to:  Rule 424 (b) (3)





                                 $450,000,000.00

                                 COMDISCO, INC.

                           Medium-Term Notes, Series F
              Due from 9 Months to 15 years From the Date of Issue


                                MEDIUM TERM NOTE
                                   FIXED RATE


Date of Issue:                          September 24, 1997

Maturity Date:                          September 25, 2000

Principal Amount:                       $25,000,000.00

Price to Public:                        100%

Interest Rate:                          6.32%

Interest Payment Dates:                 March 1 and Sept. 1


Form:    __X__ Book Entry            _____ Certificated

Optional Redemption Date:               N/A

Optional Repayment Date:                N/A

Agent's Discount or Commission:         $87,500.00

Cusip Number:                           20033R FA 2